FEBRUARY 27, 2026
SUPPLEMENT TO
THE HARTFORD HIGH YIELD FUND SUMMARY PROSPECTUS
DATED FEBRUARY 27, 2026
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
(A) Effective March 31, 2026, Blake Huynh will replace Michael V. Barry as the portfolio manager for The Hartford High Yield Fund (the “Fund”). As of the same date, certain changes are being made to the Fund’s principal investment strategy and principal risks. Accordingly, effective March 31, 2026, the following changes are being made to the above referenced Summary Prospectus:
(1) Under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the following paragraph is inserted at the end of the fourth paragraph:
The Fund may invest up to 20% of its net assets in bank loans and loan participation interests. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The Fund may not always remain fully invested. For instance, when Wellington Management believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or cash equivalents may increase.
(2) Under the heading “Principal Risks” in the above referenced Summary Prospectus, the following risks are inserted after “Currency Risk”:
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Convertible Securities Risk –  Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Cash Position Risk –  When the Fund is not fully invested, the Fund is subject to the risk that it will not participate in market advances to the same extent that it would if it remained fully invested, which may prevent the Fund from achieving its investment objective.

(3) Under the heading “Past Performance” in the above referenced Summary Prospectus, the following bullet point is added below the first paragraph:
●
Reflect the Fund’s performance when it pursued a modified investment strategy prior to March 31, 2026
(4) Under the heading “Management” in the above referenced Summary Prospectus, the portfolio management table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Blake Huynh, CPA	Managing Director, Fixed Income Portfolio Manager and Credit Analyst	March 2026
(B) Subject to approval by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board of Directors”), Management anticipates converting The Hartford High Yield Fund into a newly created exchange traded fund (“New ETF”) in the fourth quarter 2026 (the “Conversion”). It is anticipated that approval of the Conversion will not require shareholder approval. If the Conversion is approved by the Board of Directors, a combined information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the combined information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available by calling 1-888-843-7824. This document does not constitute an offer to sell shares of the New ETF. No offer of securities of the New ETF will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
In connection with the change of portfolio manager, it is expected that The Hartford High Yield Fund will sell portfolio securities that it currently holds and purchase securities selected by the sub-adviser in accordance with The Hartford High Yield Fund’s modified investment strategy. As with any disposition of portfolio securities, these transactions may result in transaction costs and may cause The Hartford High Yield Fund to realize capital gains, which may increase capital gain distributions to shareholders. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment in The Hartford High Yield Fund.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7772
February 2026